Consolidated Statements of Cash Flows Consolidated Statements of Cash Flows - Supplemental Non-Cash Investing Activities - Lease termination (Parenthetical)	Dec. 31, 2021 USD ($)
Total assets	$ 693,542,158
Below Market Lease, Net	(9,709,710)
Contract Termination
Cash	142,620
Furniture and Fixtures	236,000
Total assets	378,620
In-place lease intangible assets	869,694
Below Market Lease, Net	(616,392)
Rent receivable	125,318
Net Assets	$ 378,620